ORGANIZATION (Details Narrative) - $ / shares		12 Months Ended
	Jan. 28, 2022	Dec. 31, 2022	Jun. 30, 2023	Dec. 31, 2021
Common stock, par value	$ 0.0001	$ 0.0001	$ 0.0001	$ 0.0001
Stockholders' Equity, Reverse Stock Split		Following the Reverse Stock Split, the Company’s issued and outstanding shares of Common Stock were decreased from approximately 23.74 billion pre-split shares to 4.81 million post-split shares. In connection with the Reverse Stock Split effectiveness, the number of authorized shares of the Company's Common Stock were decreased from 30 billion to 500 million shares.
Common stock, shares authorized		500,000,000	500,000,000	500,000,000
Maximum [Member]
Common stock shares issued and outstanding	23,740,000,000
Common stock, shares authorized	30,000,000,000
Minimum [Member]
Common stock shares issued and outstanding	4,810,000
Common stock, shares authorized	500,000,000